UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2013

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 14, 2013 Comcast Corporation (“Comcast”) expects to consummate the issuance and sale of $750,000,000 principal amount of its 2.850% Notes due 2023, $1,700,000,000 principal amount of its 4.250% Notes due 2033 and $500,000,000 principal amount of its 4.500% Notes due 2043 (collectively, the “Notes”), pursuant to an underwriting agreement dated January 8, 2013 among Comcast, the Cable Guarantors (defined below) and Barclays Capital Inc., Goldman, Sachs & Co. and RBS Securities Inc., as representatives of the several underwriters named therein. The Notes will be issued pursuant to an Indenture dated as of January 7, 2003 (the “Indenture”) among Comcast, the cable guarantors named therein and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of March 25, 2003 by and among Comcast, the cable guarantors named therein and the Trustee, and as further supplemented by the Second Supplemental Indenture dated as of August 31, 2009 by and among Comcast, the Cable Guarantors and the Trustee, and an officers’ certificate issued pursuant thereto. The Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC, Comcast Cable Holdings, LLC, Comcast MO Group, Inc. and Comcast MO of Delaware, LLC (the “Cable Guarantors”).

The Notes are being offered pursuant to Comcast’s Registration Statement on Form S-3 filed on February 24, 2012 (Reg. No. 333-179678), including the prospectus contained therein, and a related prospectus supplement dated January 8, 2013.

The material terms and conditions of the Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Indenture filed as Exhibit 4.4 and the First Supplemental Indenture filed as Exhibit 4.5 to Comcast’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Second Supplemental Indenture filed as Exhibit 4.1 to Comcast’s Current Report on Form 8-K filed on September 2, 2009.

Item 9.01(d)  Exhibits

Exhibit Number	Description
4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Arthur R. Block, Esq.

5.2	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Arthur R. Block, Esq. (contained in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: January 9, 2013	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Senior Vice President, General Counsel and Secretary